MATTHEWS ASIA FUNDS

SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE INVESTOR CLASS PROSPECTUS

DATED APRIL 30, 2018, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Asia Focus Fund – Investor Class (MAFSX):

The Board of Trustees of Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”) has approved a Plan of Termination, Dissolution and Liquidation for the Matthews Asia Focus Fund, a series of the Trust (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about March 29, 2019 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective on March 1, 2019, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other series of the Trust.

Mechanics. The Fund will cease investment operations in accordance with the Fund’s investment objective and policies, and the Fund’s assets will be converted into cash and cash equivalents on or before the Liquidation Date. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of those shares after the Fund has paid or covered with reserves all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Matthews International Capital Management, LLC (“Matthews”), investment advisor to the Fund, intends to distribute substantially all of the Fund’s net investment income before the Liquidation. Matthews will bear all expenses in connection with the Liquidation to the extent those expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that those accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

Other Alternatives. At any time before the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Investing in the Matthews Asia Funds – Selling (Redeeming) Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other series of the Trust, as described in and subject to any restrictions set forth under “Investing in the Matthews Asia Funds – Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses before the Liquidation Date. See “Other Shareholder Information – Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-800-789-ASIA (2742).

Please retain this Supplement with your records.

ST047

MATTHEWS ASIA FUNDS

SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE INSTITUTIONAL CLASS PROSPECTUS

DATED APRIL 30, 2018, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Asia Focus Fund — Institutional  Class (MIFSX):

The Board of Trustees of Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”) has approved a Plan of Termination, Dissolution and Liquidation for the Matthews Asia Focus Fund, a series of the Trust (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about March 29, 2019 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective on March 1, 2019, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other series of the Trust.

Mechanics. The Fund will cease investment operations in accordance with the Fund’s investment objective and policies, and the Fund’s assets will be converted into cash and cash equivalents on or before the Liquidation Date. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of those shares after the Fund has paid or covered with reserves all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Matthews International Capital Management, LLC (“Matthews”), investment advisor to the Fund, intends to distribute substantially all of the Fund’s net investment income before the Liquidation. Matthews will bear all expenses in connection with the Liquidation to the extent those expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that those accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

Other Alternatives. At any time before the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Investing in the Matthews Asia Funds — Selling (Redeeming) Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other series of the Trust, as described in and subject to any restrictions set forth under “Investing in the Matthews Asia Funds — Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses before the Liquidation Date. See “Other Shareholder Information — Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-800-789-ASIA (2742).

Please retain this Supplement with your records.

ST048